UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, DC 20549


                                     FORM 8-K


                               CURRENT REPORT PURSUANT
                           TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                                    Date of report
                                  September 15, 2005
                          (Date of earliest event reported)

                                  CAVALIER HOMES, INC.
               (Exact Name of Registrant as Specified in Its Charter)

                                       Delaware
                    (State or Other Jurisdiction of Incorporation)

         1-9792                                        63-0949734
         ------                                        ----------
 (Commission File Number)                  (IRS Employer Identification No.)


       32 Wilson Boulevard 100
           Addison, Alabama                      35540
           ----------------                      -----
 (Address of Principal Executive Offices)      (Zip Code)

                                 (256) 747-9800
                 (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant's Certifying Accountant.
                  ---------------------------------------------

(b)               Information Required by Item 304(a)(2) of Regulation S-K.

On September 15, 2005, the audit committee of the board of directors of Cavalier Homes, Inc. (the "Company") approved the engagement of Carr Riggs & Ingram LLC ("Carr Riggs") to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

During the Company's two most recent fiscal years and the subsequent interim period prior to the Company's engagement of Carr Riggs, the Company did not consult with Carr Riggs with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in paragraphs (a)(1)(iv) or (a)(1)(v) or Item 304 of Regulation S-K.

                               SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             CAVALIER HOMES, INC.
                                                 (Registrant)


Date: September 16, 2005                By    /s/ Michael R. Murphy
                                        ---------------------------
                                                  Michael R. Murphy
                                        Its Chief Financial Officer